[LOGO] Merrill Lynch  Investment Managers

Annual Report

May 31, 2002

MuniAssets
Fund, Inc.

www.mlim.ml.com

                              MuniAssets Fund, Inc.

Important Tax
Information
(unaudited)

All of the net investment income distributions paid monthly by MuniAssets Fund, Inc. during its taxable year ended May 31, 2002 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

                                             MuniAssets Fund, Inc., May 31, 2002

DEAR SHAREHOLDER

For the year ended May 31, 2002, MuniAssets Fund, Inc. earned $0.781 per share income dividends, which included earned and unpaid dividends of $0.064. This represents a net annualized yield of 6.23%, based on a year-end per share net asset value of $12.55. Over the same period, the Fund's total investment return was +3.30%, based on a change in per share net asset value from $12.96 to $12.55, and assuming reinvestment of $0.790 per share income dividends.

For the six-month period ended May 31, 2002, the Fund's total investment return was +1.48%, based on a change in per share net asset value from $12.75 to $12.55, and assuming reinvestment of $0.356 per share income dividends.

The Municipal Market Environment

During the six months ended May 31, 2002, long-term fixed income bond yields generally rose, while exhibiting considerable monthly volatility. However, throughout the period, tax-exempt bond yield volatility was appreciably lower and the overall increase in municipal bond yields was lower than its taxable counterpart. This relative outperformance by the tax-exempt market largely reflected an improving technical position in recent months. Following the September 11, 2001 terrorist attacks, US Treasury bond yields declined dramatically, while the decrease in municipal bond yields was more modest. Despite additional decreases in the short-term interest rate target to 1.75% by the Federal Reserve Board, long-term fixed income markets were unable to hold their October 2001 gains. Rapid, significant US military success in Afghanistan, stronger-than-expected retail sales, and recovering US equity markets combined to suggest to many investors that US economic recovery was far more imminent than had been expected earlier. Bond yields rose during December 2001 as investors sold securities both to realize recent profits and in anticipation of an early reversal of Federal Reserve Board policy. By the end of December, long-term US Treasury bond yields rose more than 50 basis points (0.50%) to approximately 5.45%.

During January and February 2002, economic indicators were mixed, signaling some strength in consumer spending and in housing-related industries, but with continued declines in manufacturing employment. Interest rates remained in a narrow but volatile range as weak US equity markets generally supported fixed income products. By the end of January 2002, the Federal Reserve Board ended its aggressive series of short-term interest rate reductions by maintaining its overnight rate target at 1.75%, a 40-year low. The Federal Reserve Board noted that while US economic activity was beginning to strengthen, earlier weakness could easily resume should consumer spending falter. In recent months, however, the index of leading economic indicators has risen, suggesting that economic activity is likely to expand later this year. In its final revision, fourth quarter US gross domestic product growth was revised higher to 1.6%, signaling improving economic conditions relative to earlier in 2001. By the end of February 2002, long-term US Treasury bond yields stood at 5.42%.

In early March, a number of economic indicators, including surging existing home sales, solid consumer spending, and positive nonfarm payroll growth following several months of job losses, suggested US economic activity was continuing to strengthen. Also, in Congressional testimony, Federal Reserve Board Chairman Alan Greenspan was cautiously optimistic regarding future US economic growth noting, while any increase in activity was likely to be moderate, "an economic expansion (was) well underway." These factors combined to push US equity prices higher and bond prices sharply lower in expectation of a reversal of the Federal Reserve Board actions taken during the past 15 months. By the end of March 2002, long-term US Treasury bond yields stood at 5.80%, their highest level in more than 18 months.

During April and May 2002, bond yields reversed to move lower as US economic conditions, especially employment trends, weakened and US equity markets solidly declined. Also, first quarter 2002 US gross domestic product growth was initially estimated to have grown 1.0%. This decline in US economic activity from late 2001 levels suggested that earlier US economic strength was weakening, and the Federal Reserve Board would be unlikely to raise interest rates for much of 2002. US Treasury issue prices were also boosted by erupting Middle East and India/Pakistan conflicts that led many international investors to seek the safe haven of US Treasury securities. By May 31, 2002, long-term US Treasury bond yields declined to 5.61%. During the past six months, US Treasury bond yields rose more than 30 basis points.

The municipal bond market displayed a similar pattern to its taxable counterpart during the six-month period ended May 31, 2002. The tax-exempt bond market was also unable to maintain the gains made in late September and October 2001. In addition to a modestly stronger financial environment, increased tax-exempt new bond issuance in late 2001 also put upward pressure on municipal bond yields. By year-end 2001, long-term tax-exempt revenue bond yields as measured by the Bond Buyer Revenue Bond Index stood at 5.60%, an increase of approximately 20 basis points during December 2001. In early 2002, tax-exempt bond yields traded in a relatively narrow range as an increasingly positive technical position supported existing municipal bond prices. However, in March, increased economic activity and associated concerns regarding near-term Federal Reserve Board actions also pushed tax-exempt bond prices lower. By late March, long-term municipal revenue bond yields rose to 5.67%, their highest level in more than a year. Similar to US Treasury issues, tax-exempt bond yields generally declined throughout April and May as economic conditions weakened. The municipal bond market's improvement was also bolstered by a continued improvement in the market's technical environments. Investor demand strengthened, in part aided by declining equity prices, as issuance levels declined. At May 31, 2002, long-term tax-exempt bond yields stood at 5.51%, an increase of approximately 10 basis points during the last six months.

Interest rates are likely to remain near current levels as US economic conditions are expected to remain relatively weak. However, going forward, business activity is likely to accelerate, perhaps significantly. Immediately after the September 11 attacks, the Federal Government announced a $45 billion package to aid New York City, Washington, DC and the airline industry, with additional fiscal aid packages expected. The military response to these attacks will continue to require sizable increases in Defense Department spending. Eventually, this governmental spending should result in increased US economic activity, particularly in the construction and defense industries. This governmental stimulus, in conjunction with the actions already taken by the Federal Reserve Board, can be expected to generate significant increases in US gross domestic product growth sometime in mid-to-late 2002.

As inflationary pressures are expected to remain well contained going forward, increased economic activity need not result in significant increases in long-term bond yields. Also, throughout much of 2001, the municipal bond market exhibited far less volatility than its taxable counterparts. Since the strong technical position that has supported the tax-exempt bond market's performance for much of this year can be expected to continue, any potential increases in municipal bond yields can also be expected to be limited.

Portfolio Strategy

During the 12 months ended May 31, 2002, the high-yield municipal bond market was characterized by general improvement in relative valuation across a wide range of disparate credit sectors from health care to various cyclical industrials. Perhaps the most glaring exception was the airline sector, which suffered significant price erosion in the aftermath of the terrorist attacks of September 11, 2001. Widespread losses in the steel


                                     2 & 3

                                             MuniAssets Fund, Inc., May 31, 2002

industry, along with revelations concerning fraudulent accounting and energy trading practices in the investor owned utility industry, also pressured valuations for related securities. Nevertheless, the overall picture conveyed an impression of recovery from depressed levels that prevailed throughout 1999 and 2000. To a degree, this was a reflection of developments in the taxable corporate bond market where credit spreads narrowed considerably since the Federal Reserve Board embarked on its campaign of monetary policy accommodation beginning in January 2001. In addition, the municipal market in particular benefited from improved cash flows as investors were drawn to the relative stability and predictability of recent bond market returns.

Despite lower performance during the first seven months of the Fund's fiscal year, the Fund has experienced more favorable results in the last few months as contributions from a diverse group of current holdings demonstrated the broad-based nature of the improvement in credit spreads. Specifically, the Fund's exposure in the airline sector recovered substantially from losses incurred last fall, providing a welcome lift to relative performance since the beginning of January 2002.

Our portfolio strategy continued to reflect our efforts to utilize analytical resources as a means to discover undervalued investment opportunities in the marketplace. This resulted in sector concentrations that included healthcare and transportation, while increasing exposure to infrastructure-related tax-backed financing for residential communities during the period. Future activity will likely reflect measures designed to further diversify portfolio holdings within the context of desired sector concentrations. In the past, significant exposure to individual credits occasionally contributed to heightened levels of volatility in the Fund's total return. By achieving greater diversification, we believe the Fund's returns should exhibit less volatility, as individual credit developments are less likely to significantly impact overall performance.

In Conclusion

We appreciate your investment in MuniAssets Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Kenneth A. Jacob

Kenneth A. Jacob
Senior Vice President


/s/ John M. Loffredo

John M. Loffredo
Senior Vice President


/s/ Theodore R. Jaeckel Jr.

Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager

June 28, 2002


QUALITY PROFILE

The quality ratings of securities in the Fund as of May 31, 2002 were as follows:

--------------------------------------------------------------------------------
                                                                    Percent of
S&P Rating/Moody's Rating                                          Total Assets
--------------------------------------------------------------------------------
AAA/Aaa............................................................    4.3%
A/A................................................................    2.4
BBB/Baa............................................................   15.8
BB/Ba..............................................................   17.5
B/B................................................................    8.4
CCC/Caa............................................................    1.6
CC/Ca..............................................................    0.1
NR (Not Rated).....................................................   48.2
Other*.............................................................    0.8
--------------------------------------------------------------------------------

*     Temporary investments in short-term municipal securities.


                                     4 & 5

                                             MuniAssets Fund, Inc., May 31, 2002

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                           S&P    Moody's  Face
STATE                    Ratings  Ratings Amount    Municipal Bonds                                                            Value
====================================================================================================================================
Alabama--1.0%            B        NR*     $ 2,420   Brewton, Alabama, IDB, PCR, Refunding (Container Corporation of
                                                    America--Jefferson Smurfit Corp. Project), 8% due 4/01/2009             $  2,444
====================================================================================================================================
Alaska--1.0%             NR*      NR*       1,540   Alaska Industrial Development and Export Authority Revenue Bonds
                                                    (Williams Lynxs Alaska Cargoport), AMT, 7.80% due 5/01/2014                1,532
                         NR*      Baa2      1,000   Valdez, Alaska, Marine Terminal Revenue Refunding Bonds (Amerada
                                                    Hess Pipeline Corporation), 6.10% due 2/01/2024                            1,002
====================================================================================================================================
Arizona--7.0%                                       Coconino County, Arizona, Pollution Control Corporation, Revenue
                                                    Refunding Bonds (Tucson Electric Power Navajo):
                         B+       Ba3       3,000      AMT, Series A, 7.125% due 10/01/2032                                    3,072
                         B+       Ba3       2,500      Series B, 7% due 10/01/2032                                             2,564
                         BBB      Baa2      2,045   Maricopa County, Arizona, IDA, Health Facilities Revenue Bonds
                                                    (Catholic Healthcare West Project), Series A, 5% due 7/01/2021             1,806
                         NR*      NR*       2,395   Maricopa County, Arizona, IDA, M/F Housing Revenue Bonds (Sun King
                                                    Apartments Project), Sub-Series C, 9.50% due 11/01/2031                    2,438
                         NR*      Caa2      7,600   Phoenix, Arizona, IDA, Airport Facility Revenue Refunding Bonds
                                                    (America West Airlines Inc. Project), AMT, 6.30% due 4/01/2023             3,298
                         NR*      NR*       1,235   Pima County, Arizona, IDA, Industrial Revenue Bonds (La Hacienda
                                                    Project), 9.50% due 12/01/2016                                             1,280
                         B+       Ba3       1,815   Pima County, Arizona, IDA, Industrial Revenue Refunding Bonds
                                                    (Tucson Electric Power Company Project), Series C, 6% due 9/01/2029        1,709
                         NR*      NR*       1,625   Show Low, Arizona, Improvement District No. 5, Special Assessment
                                                    Bonds, 6.375% due 1/01/2015                                                1,683
====================================================================================================================================
California--2.5%         AAA      NR*       4,000   Los Angeles, California, Department of Water and Power, Electric
                                                    Plant Revenue Bonds, RIB, Series 144, 9.32% due 6/15/2029 (a)(e)           4,647
                         NR*      NR*       1,780   Pleasanton, California, Joint Powers Financing Authority, Revenue
                                                    Refunding Bonds, Reassessment, Sub-Series B, 6.60% due 9/02/2008           1,855
====================================================================================================================================
Colorado--7.7%           A        A2        2,000   Denver, Colorado, City and County Airport Revenue Bonds, AMT, Series
                                                    D, 7.75% due 11/15/2013                                                    2,409
                         NR*      Baa2      3,000   Denver, Colorado, Urban Renewal Authority, Tax Increment and
                                                    Allocation Bonds, AMT, 7.75% due 9/01/2017                                 3,201
                         NR*      Baa2      2,500   Denver, Colorado, Urban Renewal Authority, Tax Increment Revenue
                                                    Bonds (Pavilions), AMT, 7.75% due 9/01/2016                                2,667
                                                    Elk Valley, Colorado, Public Improvement Revenue Bonds (Public
                                                    Improvement Fee):
                         NR*      NR*       1,890      Series A, 7.10% due 9/01/2014                                           1,843
                         NR*      NR*       2,095      Series A, 7.30% due 9/01/2022                                           2,028
                         NR*      NR*       1,000      Series B, 7% due 9/01/2031                                                974
                         NR*      NR*       2,360   Lincoln Park, Colorado, Metropolitan District, GO, Refunding, 7.75%
                                                    due 12/01/2026                                                             2,363
                         NR*      NR*       1,760   North Range, Colorado, Metropolitan District Number 1, GO, 7.25% due
                                                    12/15/2031                                                                 1,704
                         BB+      Ba1       1,635   Northwest Parkway, Colorado, Public Highway Authority Revenue Bonds,
                                                    First Tier, Sub-Series D, 7.125% due 6/15/2041                             1,672
                         NR*      NR*         650   San Miguel County, Colorado (Mountain Village Metropolitan
                                                    District), GO, Refunding, 8.10% due 12/01/2011                               666
====================================================================================================================================
Connecticut--3.0%        NR*      NR*       3,490   Connecticut State Development Authority, IDR (AFCO Cargo BDL-LLC
                                                    Project), AMT, 8% due 4/01/2030                                            3,523
                         BBB-     NR*       1,450   Mohegan Tribe Indians, Connecticut, Gaming Authority, Revenue
                                                    Refunding Bonds (Priority Distribution), 6.25% due 1/01/2021               1,480
                         NR*      B1        2,615   New Haven, Connecticut, Facility Revenue Bonds (Hill Health
                                                    Corporation Project), 9.25% due 5/01/2017                                  2,672
====================================================================================================================================
Florida--4.8%            NR*      NR*         870   Arbor Greene Community Development District, Florida, Special
                                                    Assessment Revenue Bonds, 7.60% due 5/01/2018                                919
                         NR*      NR*         900   Grand Haven Community Development District, Florida, Special
                                                    Assessment Bonds, Series B, 6.90% due 5/01/2019                              912
                         NR*      NR*         500   Harbor Bay, Florida, Community Development District, Capital
                                                    Improvement Special Assessment Revenue Bonds, Series A, 7% due
                                                    5/01/2033                                                                    499
                         NR*      NR*       2,000   Hillsborough County, Florida, IDA, Exempt Facilities Revenue Bonds
                                                    (National Gypsum), AMT, Series A, 7.125% due 4/01/2030                     1,717
                         NR*      NR*       2,350   Orlando, Florida, Urban Community Development District, Capital
                                                    Improvement Special Assessment Bonds, Series A, 6.95% due 5/01/2033        2,303
                         NR*      NR*       5,800   Parkway Center, Florida, Community Development District, Special
                                                    Assessment Refunding Bonds, Series B, 8.25%** due 5/01/2010                4,829
                         NR*      NR*       1,000   Waterchase, Florida, Community Development District, Capital
                                                    Improvement Revenue Bonds, Series A, 6.70% due 5/01/2032                     996
====================================================================================================================================
Georgia--1.9%            NR*      NR*       3,000   Atlanta, Georgia, Tax Allocation Revenue Bonds (Atlantic Station
                                                    Project), 7.90% due 12/01/2024                                             2,987
                         NR*      NR*       1,840   Atlanta, Georgia, Urban Residential Finance Authority, M/F Mortgage
                                                    Revenue Bonds (Northside Plaza Apartments Project), AMT, 9.75% due
                                                    11/01/2020                                                                 1,880
====================================================================================================================================
Idaho--0.4%              NR*      NR*       1,000   Idaho Health Facilities Authority, Revenue Refunding Bonds (Valley
                                                    Vista Care Corporation), Series A, 7.75% due 11/15/2016                    1,015
====================================================================================================================================
Illinois--6.6%           NR*      Caa1      1,500   Chicago, Illinois, O'Hare International Airport, Special Facility
                                                    Revenue Bonds (United Airlines Project), AMT, Series A-2, 6.375% due
                                                    11/01/2035                                                                   792
                         BB       B1        4,000   Chicago, Illinois, O'Hare International Airport, Special Facility
                                                    Revenue Refunding Bonds (American Airlines Inc. Project), 8.20% due
                                                    12/01/2024                                                                 4,004
                                                    Illinois Development Finance Authority Revenue Bonds (Primary Health
                                                    Care Centers Facilities Acquisition Program):
                         NR*      NR*       1,510      7.50% due 12/01/2006                                                    1,575
                         NR*      NR*       3,195      7.75% due 12/01/2016                                                    3,430
====================================================================================================================================

Portfolio
Abbreviations

To simplify the listings of MuniAssets Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT     Alternative Minimum Tax (subject to)
EDA     Economic Development Authority
GO      General Obligation Bonds
IDA     Industrial Development Authority
IDB     Industrial Development Board
IDR     Industrial Development Revenue Bonds
M/F     Multi-Family
PCR     Pollution Control Revenue Bonds
RIB     Residual Interest Bonds
VRDN    Variable Rate Demand Notes


                                     6 & 7

                                             MuniAssets Fund, Inc., May 31, 2002

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                           S&P    Moody's  Face
STATE                    Ratings  Ratings Amount    Municipal Bonds                                                            Value
====================================================================================================================================
Illinois                 NR*      NR*     $ 2,000   Illinois Educational Facilities Authority, Revenue Refunding Bonds
(concluded)                                         (Chicago Osteopathic Health System), 7.25% due 11/15/2019 (d)           $  2,330
                                                    Illinois Health Facilities Authority Revenue Bonds:
                         BBB+     NR*       1,000      (Community Hospital of Ottawa Project), 6.75% due 8/15/2014             1,034
                         BBB+     NR*       2,000      (Community Hospital of Ottawa Project), 6.85% due 8/15/2024             2,039
                         NR*      Ba3       2,150      (Holy Cross Hospital Project), 6.70% due 3/01/2014                      1,805
====================================================================================================================================
Indiana--0.7%            NR*      NR*       2,000   Indianapolis, Indiana, M/F Revenue Bonds (Lake Nora Fox Club
                                                    Project), Series B, 7.50% due 10/01/2029                                   1,937
====================================================================================================================================
Iowa--1.1%               NR*      NR*       2,300   Iowa Finance Authority, Health Care Facilities Revenue Refunding
                                                    Bonds (Care Initiatives Project), 9.25% due 7/01/2025                      2,721
====================================================================================================================================
Kentucky--1.0%           NR*      NR*       2,850   Kenton County, Kentucky, Airport Board, Special Facilities Revenue
                                                    Bonds (Mesaba Aviation Inc. Project), AMT, Series A, 6.70% due
                                                    7/01/2029                                                                  2,590
====================================================================================================================================
Louisiana--3.0%          BB-      NR*       7,500   Port New Orleans, Louisiana, IDR, Refunding (Continental Grain
                                                    Company Project), 7.50% due 7/01/2013                                      7,680
====================================================================================================================================
Maryland--1.8%           NR*      NR*       1,930   Maryland State Economic Development Corporation, Revenue Refunding
                                                    Bonds (Baltimore Association for Retarded Citizens--Health and
                                                    Mental Hygiene Program), Series A, 7.75% due 3/01/2025                     1,991
                         NR*      NR*       2,500   Maryland State Energy Financing Administration, Limited Obligation
                                                    Revenue Bonds (Cogeneration--AES Warrior Run), AMT, 7.40% due
                                                    9/01/2019                                                                  2,573
====================================================================================================================================
Massachusetts--3.8%      BBB-     NR*       1,680   Massachusetts State Development Finance Agency, Revenue Refunding
                                                    Bonds (Eastern Nazarine College), 5.625% due 4/01/2029                     1,259
                         NR*      NR*       2,007   Massachusetts State Health and Educational Facilities Authority
                                                    Revenue Bonds (New England Memorial Hospital Project), Series C, 7%
                                                    due 4/01/2014 (b)                                                            187
                                                    Massachusetts State Health and Educational Facilities Authority,
                                                    Revenue Refunding Bonds:
                         NR*      Ba2       2,220      (Bay Cove Human Services Issue), Series A, 5.90% due 4/01/2028          1,865
                         NR*      Ca        2,407      (New England Memorial Hospital), Series B, 6.125% due 7/01/2013 (b)       224
                                                    Massachusetts State Industrial Finance Agency, Resource Recovery
                                                    Revenue Refunding Bonds (Ogden Haverhill Project), AMT, Series A:
                         BBB      NR*       1,000      5.45% due 12/01/2012                                                      830
                         BBB      NR*       1,000      5.60% due 12/01/2019                                                      784
                         NR*      Aaa       4,145   Massachusetts State Industrial Finance Agency, Revenue Refunding
                                                    Bonds (Bay Cove Human Services Inc.), 8.375% due 4/01/2004 (d)             4,574
====================================================================================================================================
Michigan--0.7%           A1+      Aaa         200   Eastern Michigan University Revenue Refunding Bonds, VRDN, 1.50% due
                                                    6/01/2027 (c)(f)                                                             200
                         BBB-     Baa3      1,000   Michigan State Hospital Finance Authority, Revenue Refunding Bonds
                                                    (Detroit Medical Center Obligation Group), Series A, 6.50% due
                                                    8/15/2018                                                                    972
                         A1+      NR*         400   Michigan State Strategic Fund, Limited Obligation Revenue Bonds
                                                    (Detroit Symphony Orchestra Project), VRDN, Series B, 1.40% due
                                                    6/01/2031 (f)                                                                400
                         NR*      VMIG1+      300   Michigan State Strategic Fund, PCR, Refunding (Consumers Power
                                                    Project), VRDN, 1.50% due 4/15/2018 (f)(g)                                   300
====================================================================================================================================
Minnesota--0.4%          A1+      NR*         900   Beltrami County, Minnesota, Environmental Control Revenue Bonds
                                                    (Northwood Panelboard Co. Project), VRDN, AMT, 1.40% due 7/01/2025 (f)       900
====================================================================================================================================
Missouri--0.8%                                      Fenton, Missouri, Tax Increment Revenue Refunding and Improvement
                                                    Bonds (Gravois Bluffs):
                         NR*      NR*         975      6.75% due 10/01/2015                                                      992
                         NR*      NR*       1,000      7% due 10/01/2021                                                       1,017
====================================================================================================================================
Nevada--0.9%             BBB      Baa2      2,500   Henderson, Nevada, Health Care Facility Revenue Bonds (Catholic
                                                    Healthcare West--Saint Rose Dominican Hospital), 5.375% due
                                                    7/01/2026                                                                  2,198
====================================================================================================================================
New Jersey--15.3%                                   Camden County, New Jersey, Improvement Authority, Lease Revenue
                                                    Bonds (Holt Hauling & Warehousing), AMT, Series A (b):
                         NR*      NR*       5,600      9.625% due 1/01/2011                                                    4,256
                         NR*      NR*       5,800      9.875% due 1/01/2021                                                    4,408
                         CCC      B2        1,700   Camden County, New Jersey, Pollution Control Financing Authority,
                                                    Solid Waste Resource Recovery Revenue Bonds, Series D, 7.25% due
                                                    12/01/2010                                                                 1,693
                                                    Camden County, New Jersey, Pollution Control Financing Authority,
                                                    Solid Waste Resource Recovery Revenue Refunding Bonds, AMT:
                         CCC      B2        9,000      Series A, 7.50% due 12/01/2010                                          8,989
                         CCC      B2        1,700      Series B, 7.50% due 12/01/2009                                          1,698
                         NR*      NR*       1,980   New Jersey EDA, Economic Development Revenue Bonds (Glimcher
                                                    Properties LP Project), AMT, 6% due 11/01/2028                             1,909
                         NR*      NR*         500   New Jersey EDA, First Mortgage Revenue Bonds (The Presbyterian
                                                    Home), Series A, 6.25% due 11/01/2020                                        496
                         NR*      Ba3       2,500   New Jersey EDA, IDR, Refunding (Newark Airport Marriott Hotel), 7%
                                                    due 10/01/2014                                                             2,530
                                                    New Jersey EDA, Retirement Community Revenue Bonds, Series A:
                         NR*      NR*       1,665      (Cedar Crest Village Inc. Facility), 7.25% due 11/15/2021               1,646
                         NR*      NR*       5,800      (Seabrook Village Inc.), 8.125% due 11/15/2023                          6,062
                         BB-      B3        2,000   New Jersey EDA, Special Facility Revenue Bonds (Continental Airlines
                                                    Inc. Project), AMT, 6.25% due 9/15/2019                                    1,781
                         NR*      Baa1      1,960   New Jersey Health Care Facilities Financing Authority, Revenue Bonds
                                                    (South Jersey Hospital), 6% due 7/01/2026                                  1,964
                         BBB-     Baa3      1,500   New Jersey Health Care Facilities Financing Authority, Revenue
                                                    Refunding Bonds (Trinitas Hospital Obligation Group), 7.40% due
                                                    7/01/2020                                                                  1,637
====================================================================================================================================
New Mexico--0.4%         B+       Ba3       1,000   Farmington, New Mexico, PCR, Refunding (Tucson Electric Power
                                                    Co.--San Juan Project), Series A, 6.95% due 10/01/2020                     1,017
====================================================================================================================================
New York--2.3%                                      Utica, New York, GO, Public Improvement Bonds:
                         BB       Ba1         700      9.25% due 8/15/2002                                                       705
                         BB       Ba1         700      9.25% due 8/15/2003                                                       729
                         BB       Ba1       3,520      8.50% due 8/15/2006 (d)                                                 4,349
====================================================================================================================================
North Carolina--1.0%     NR*      NR*       2,400   North Carolina Medical Care Commission, Health Care Facilities,
                                                    First Mortgage Revenue Refunding Bonds (Presbyterian Homes Project),
                                                    7% due 10/01/2031                                                          2,495
====================================================================================================================================


                                     8 & 9

                                             MuniAssets Fund, Inc., May 31, 2002

SCHEDULE OF INVESTMENTS (concluded)                            (in Thousands)

                           S&P    Moody's  Face
STATE                    Ratings  Ratings Amount    Municipal Bonds                                                            Value
====================================================================================================================================
Ohio--1.1%               BB-      B3      $ 3,365   Cleveland, Ohio, Airport Special Revenue Refunding Bonds
                                                    (Continental Airlines Inc. Project), AMT, 5.70% due 12/01/2019          $  2,688
                         NR*      VMIG1+      100   Montgomery County, Ohio, Revenue Refunding Bonds (Miami Valley
                                                    Hospital), VRDN, Series A, 1.35% due 11/15/2022 (f)                          100
====================================================================================================================================
Oregon--2.2%                                        Western Generation Agency, Oregon, Cogeneration Project Revenue
                                                    Bonds (Wauna Cogeneration Project):
                         NR*      NR*       1,000      AMT, Series B, 7.40% due 1/01/2016                                      1,027
                         NR*      NR*         700      Series A, 7.125% due 1/01/2021                                            702
                         B        NR*       3,955   Yamhill County, Oregon, PCR, Refunding (Smurfit Newsprint
                                                    Corporation Project), 8% due 12/01/2003                                    4,014
====================================================================================================================================
Pennsylvania--9.0%       NR*      Ba2       2,500   Lehigh County, Pennsylvania, General Purpose Authority, Revenue
                                                    Refunding Bonds (Kidspeace Obligation Group), 6% due 11/01/2023            2,197
                         NR*      NR*       3,250   Pennsylvania Economic Development Financing Authority, Exempt
                                                    Facilities Revenue Bonds (National Gypsum Company), AMT, Series A,
                                                    6.25% due 11/01/2027                                                       2,507
                         AAA      NR*       1,455   Pennsylvania State Higher Educational Facilities Authority, College
                                                    and University Revenue Refunding Bonds (Eastern College), Series A,
                                                    8% due 10/15/2006 (d)                                                      1,767
                                                    Philadelphia, Pennsylvania, Authority for IDR, AMT:
                         NR*      Ba1       2,270      (Air Cargo), Series A, 7.50% due 1/01/2025                              2,254
                         NR*      NR*       9,000      Commercial Development, 7.75% due 12/01/2017                            9,275
                         NR*      NR*       5,550   Philadelphia, Pennsylvania, Authority for Industrial Development,
                                                    Health Care Facility Revenue Refunding Bonds (Paul's Run), Series A,
                                                    5.875% due 5/15/2028                                                       4,946
====================================================================================================================================
South Carolina--1.9%     BBB      NR*       3,500   South Carolina Jobs, EDA, Economic Development Revenue Bonds
                                                    (Westminster Presbyterian Center), 7.75% due 11/15/2030                    3,866
                         BBB-     NR*       1,000   South Carolina Jobs, EDA, Revenue Bonds (Myrtle Beach Convention
                                                    Center), Series A, 6.625% due 4/01/2036                                    1,004
====================================================================================================================================
Texas--3.6%              BBB-     Baa3      1,000   Austin, Texas, Convention Center Revenue Bonds (Convention
                                                    Enterprises Inc.), First Tier, Series A, 6.70% due 1/01/2028               1,008
                         A        A3        3,500   Brazos River, Texas, Harbor Navigation District, Brazoria County
                                                    Environmental Revenue Refunding Bonds (Dow Chemical Company
                                                    Project), AMT, Series A-7, 6.625% due 5/15/2033                            3,572
                                                    Harris County, Texas, Health Facilities Development Corporation,
                                                    Hospital Revenue Refunding Bonds (Methodist Hospital), VRDN (f):
                         A1+      NR*          30      1.35% due 12/01/2025                                                       30
                         A1+      NR*         100      1.35% due 12/01/2026                                                      100
                         BBB+     Baa2      4,500   Lower Colorado River Authority, Texas, PCR (Samsung Austin
                                                    Semiconductor), AMT, 6.375% due 4/01/2027                                  4,483
====================================================================================================================================
Utah--0.7%               NR*      NR*       1,660   Carbon County, Utah, Solid Waste Disposal Revenue Refunding Bonds
                                                    (Laidlaw Environmental), AMT, Series A, 7.45% due 7/01/2017                1,662
                         NR*      NR*       3,200   Tooele County, Utah, PCR, Refunding (Laidlaw Environmental), AMT,
                                                    Series A, 7.55% due 7/01/2027 (b)                                              0
====================================================================================================================================
Vermont--1.8%            NR*      NR*       4,350   Vermont Educational and Health Buildings Financing Agency, Revenue
                                                    Refunding Bonds (College of Saint Joseph Project), 8.50% due
                                                    11/01/2024                                                                 4,686
====================================================================================================================================
Virginia--5.6%           NR*      NR*       1,500   Dulles Town Center, Virginia, Community Development Authority,
                                                    Special Assessment Tax (Dulles Town Center Project), 6.25% due
                                                    3/01/2026                                                                  1,500
                                                    Pittsylvania County, Virginia, IDA, Revenue Refunding Bonds,
                                                    Exempt-Facility, AMT, Series A:
                         NR*      NR*       3,700      7.50% due 1/01/2014                                                     3,618
                         NR*      NR*       1,000      7.55% due 1/01/2019                                                       983
                                                    Pocahontas Parkway Association, Virginia, Toll Road Revenue Bonds,
                                                    Capital Appreciation:
                         NR*      Ba1       5,500      First Tier, Sub-Series C, 6.25%** due 8/15/2027                           395
                         NR*      Ba1       6,200      First Tier, Sub-Series C, 6.25%** due 8/15/2032                           264
                         NR*      Ba1       9,000      First Tier, Sub-Series C, 6.25%** due 8/15/2035                           280
                         BBB-     Baa3     48,400      Senior Series B, 5.95%** due 8/15/2031                                  3,716
                         BBB-     Baa3     48,400      Senior Series B, 5.95%** due 8/15/2032                                  3,403
====================================================================================================================================
Washington--1.1%         NR*      NR*       2,900   Port Seattle, Washington, Special Facilities Revenue Bonds
                                                    (Northwest Airlines Project), AMT, 7.25% due 4/01/2030                     2,689
====================================================================================================================================
West Virginia--0.4%      BB+      Ba2       1,320   Princeton, West Virginia, Hospital Revenue Refunding Bonds
                                                    (Community Hospital Association Inc. Project), 6% due 5/01/2019            1,113
====================================================================================================================================
Wisconsin--1.2%                                     Wisconsin State Health and Educational Facilities Authority Revenue
                                                    Bonds, Series A:
                         NR*      NR*       1,175      (New Castle Place Project), 7% due 12/01/2031                           1,141
                         NR*      NR*       2,000      (Oakwood Village Project), 7.625% due 8/15/2030                         2,036
====================================================================================================================================
                                                    Total Municipal Bonds (Cost--$269,583)--97.7%                            249,182
====================================================================================================================================
                                           Shares
                                            Held    Common Stock
====================================================================================================================================
Virginia--1.4%                            328,501   Horizon Natural Resources Co. (h)                                          3,613
====================================================================================================================================
                                                    Total Common Stock (Cost--$3,613)--1.4%                                    3,613
====================================================================================================================================
                         Total Investments (Cost--$273,196)--99.1%                                                           252,795

                         Other Assets Less Liabilities--0.9%                                                                   2,355
                                                                                                                            --------
                         Net Assets--100.0%                                                                                 $255,150
                                                                                                                            ========
====================================================================================================================================

(a) FSA Insured.
(b) Non-income producing security.
(c) FGIC Insured.
(d) Prerefunded.
(e) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at May 31, 2002.
(f) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at May 31, 2002.
(g) AMBAC Insured.
(h) Represents entitlement received from a bankruptcy exchange for Peninsula Ports, 6.90% due 5/22/2022.
  * Not Rated.
 ** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
  + Highest short-term rating by Moody's Investors Service,
    Inc.
    Ratings of issues shown have not been audited by Deloitte & Touche LLP.

    See Notes to Financial Statements.


                                    10 & 11

                                             MuniAssets Fund, Inc., May 31, 2002

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                         As of May 31, 2002
====================================================================================================================================
Assets:                  Investments, at value (identified cost--$273,196,262) .....................                  $ 252,794,850
                         Cash ......................................................................                         35,237
                         Interest receivable .......................................................                      4,707,333
                         Prepaid expenses and other assets .........................................                         94,979
                                                                                                                      -------------
                         Total assets ..............................................................                    257,632,399
                                                                                                                      -------------
====================================================================================================================================
Liabilities:             Payables:
                           Securities purchased ....................................................  $   1,951,820
                           Dividends to shareholders ...............................................        309,105
                           Investment adviser ......................................................        107,580       2,368,505
                                                                                                      -------------
                         Accrued expenses and other liabilities ....................................                        114,187
                                                                                                                      -------------
                         Total liabilities .........................................................                      2,482,692
                                                                                                                      -------------
====================================================================================================================================
Net Assets:              Net assets ................................................................                  $ 255,149,707
                                                                                                                      =============
====================================================================================================================================
Capital:                 Common Stock, par value $.10 per share; 200,000,000 shares authorized;
                         20,333,910 shares issued and outstanding ..................................                  $   2,033,391
                         Paid-in capital in excess of par ..........................................                    297,436,650
                         Undistributed investment income--net ......................................  $   1,758,088
                         Accumulated realized capital losses on investments--net ...................    (25,677,010)
                         Unrealized depreciation on investments--net ...............................    (20,401,412)
                                                                                                      -------------
                         Total accumulated losses--net .............................................                    (44,320,334)
                                                                                                                      -------------
                         Total capital--Equivalent to $12.55 net asset value per share of Common
                         Stock (market price--$11.66) ..............................................                  $ 255,149,707
                                                                                                                      =============
====================================================================================================================================

                         See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                         For the Year Ended May 31, 2002
====================================================================================================================================
Investment               Interest ..................................................................                  $  14,152,601
Income:
====================================================================================================================================
Expenses:                Investment advisory fees ..................................................  $   1,106,810
                         Reorganization expense ....................................................        173,973
                         Professional fees .........................................................        118,274
                         Accounting services .......................................................         78,959
                         Transfer agent fees .......................................................         38,141
                         Directors' fees and expenses ..............................................         36,676
                         Printing and shareholder reports ..........................................         33,963
                         Listing fees ..............................................................         28,293
                         Pricing fees ..............................................................         17,975
                         Custodian fees ............................................................         15,923
                         Other .....................................................................         26,239
                                                                                                      -------------
                         Total expenses ............................................................                      1,675,226
                                                                                                                      -------------
                         Investment income--net ....................................................                     12,477,375
                                                                                                                      -------------
====================================================================================================================================
Realized & Unreal-       Realized loss on investments--net .........................................                     (9,698,526)
ized Gain (Loss) on      Change in unrealized depreciation on investments--net .....................                      2,834,098
Investments--Net:                                                                                                     -------------
                         Total realized and unrealized loss on investments--net ....................                     (6,864,428)
                                                                                                                      -------------
                         Net Increase in Net Assets Resulting from Operations ......................                  $   5,612,947
                                                                                                                      =============
====================================================================================================================================

                         See Notes to Financial Statements.


                                     12 & 13

                                             MuniAssets Fund, Inc., May 31, 2002

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                        For the Year Ended May 31,
                                                                                                      ------------------------------
                         Increase (Decrease) in Net Assets:                                                2002            2001
====================================================================================================================================
Operations:              Investment income--net ....................................................  $  12,477,375   $   8,671,386
                         Realized loss on investments--net .........................................     (9,698,526)     (2,286,735)
                         Change in unrealized appreciation/depreciation on investments--net ........      2,834,098       4,301,686
                                                                                                      -------------   -------------
                         Net increase in net assets resulting from operations ......................      5,612,947      10,686,337
                                                                                                      -------------   -------------
====================================================================================================================================
Dividends to             Dividends to shareholders from investment income--net .....................    (11,774,839)     (8,588,342)
Shareholders:                                                                                         -------------   -------------
====================================================================================================================================
Common Stock             Proceeds from issuance of Common Stock resulting from reorganization ......    125,685,331              --
Transactions:            Value of shares issued to Common Stock shareholders in reinvestment of
                         dividends .................................................................        177,783         285,115
                                                                                                      -------------   -------------
                         Net increase in net assets derived from capital share transaction .........    125,863,114         285,115
                                                                                                      -------------   -------------
====================================================================================================================================
Net Assets:              Total increase in net assets ..............................................    119,701,222       2,383,110
                         Beginning of year .........................................................    135,448,485     133,065,375
                                                                                                      -------------   -------------
                         End of year* ..............................................................  $ 255,149,707   $ 135,448,485
                                                                                                      =============   =============
====================================================================================================================================
                       * Undistributed investment income--net ......................................  $   1,758,088   $     845,463
                                                                                                      =============   =============
====================================================================================================================================

                         See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                         The following per share data and ratios have been
                         derived from information provided in the financial                For the Year Ended May 31,
                         statements.                                          ----------------------------------------------------
                         Increase (Decrease) in Net Asset Value:                2002       2001       2000       1999       1998
====================================================================================================================================
Per Share                Net asset value, beginning of year ...............   $  12.96   $  12.76   $  14.46   $  14.77   $  14.16
Operating                                                                     --------   --------   --------   --------   --------
Performance:               Investment income--net .........................        .79        .83        .80        .83        .84
                           Realized and unrealized gain (loss) on
                           investments--net ...............................       (.41)       .19      (1.69)      (.32)       .62
                                                                              --------   --------   --------   --------   --------
                         Total from investment operations .................        .38       1.02       (.89)       .51       1.46
                                                                              --------   --------   --------   --------   --------
                         Less dividends from investment income--net .......       (.79)      (.82)      (.81)      (.82)      (.85)
                                                                              --------   --------   --------   --------   --------
                         Net asset value, end of year .....................   $  12.55   $  12.96   $  12.76   $  14.46      14.77
                                                                              ========   ========   ========   ========   ========
                         Market price per share, end of year ..............   $  11.66   $  13.00   $11.1875   $  13.00   $  13.75
                                                                              ========   ========   ========   ========   ========
====================================================================================================================================
Total Investment         Based on net asset value per share ...............       3.30%      8.58%     (5.45%)     3.74%     10.87%
Return:*                                                                      ========   ========   ========   ========   ========
                         Based on market price per share ..................      (4.32%)    24.22%     (7.79%)      .19%     15.76%
                                                                              ========   ========   ========   ========   ========
====================================================================================================================================
Average                  Expenses, excluding reorganization expenses ......        .74%       .76%       .74%       .72%       .75%
Net Assets:                                                                   ========   ========   ========   ========   ========
                         Expenses .........................................        .83%       .76%       .74%       .72%       .75%
                                                                              ========   ========   ========   ========   ========
                         Investment income--net ...........................       6.16%      6.44%      5.96%      5.66%      5.75%
                                                                              ========   ========   ========   ========   ========
====================================================================================================================================
Supplemental             Net assets, end of year (in thousands) ...........   $255,150   $135,448   $133,065   $150,883   $153,947
Data:                                                                         ========   ========   ========   ========   ========
                         Portfolio turnover ...............................      20.07%     17.11%     32.38%     40.57%     36.39%
                                                                              ========   ========   ========   ========   ========
====================================================================================================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

  See Notes to Financial Statements.


                                    14 & 15

                                             MuniAssets Fund, Inc., May 31, 2002

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniAssets Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUA. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. As required, effective June 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $43,627 increase in cost of securities (which, in turn, results in a corresponding $43,627 increase in net unrealized depreciation and a corresponding $43,627 increase in undistributed net investment income), based on securities held by the Fund as of May 31, 2001.

The effect of this change for the year ended May 31, 2002 was to increase net investment income by $117,670, decrease net unrealized appreciation by $146,833 and decrease net realized capital losses by $14,464. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $7,511 have been reclassified between undistributed net investments income and accumulated net realized capital losses, $173,973 has been reclassified between paid-in capital in excess of par and undistributed net investment income and $53,667 has been reclassified between paid-in capital in excess of par and accumulated realized capital losses. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of ..55% based upon the average weekly value of the Fund's net assets.

For the year ended May 31, 2002, the Fund reimbursed FAM $10,576 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2002 were $43,483,106 and $39,314,320, respectively.

Net realized losses for the year ended May 31, 2002 and net unrealized losses as of May 31, 2002 were as follows:

--------------------------------------------------------------------------------
                                                     Realized         Unrealized
                                                      Losses            Losses
--------------------------------------------------------------------------------
Long-term investments ..........................   $ (9,684,061)   $(20,401,412)
                                                   ------------    ------------
Total ..........................................   $ (9,684,061)   $(20,401,412)
                                                   ============    ============
--------------------------------------------------------------------------------

As of May 31, 2002, net unrealized depreciation for Federal income tax purposes aggregated $20,254,580, of which $8,714,124 related to appreciated securities and $28,968,704 related to depreciated securities. The aggregate cost of investments at May 31, 2002 for Federal income tax purposes was $273,049,430.

4. Common Stock Transactions:

At May 31, 2002, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 200,000,000 shares were authorized. Shares issued and outstanding during the year ended May 31, 2002 increased by 9,866,013 as a result of reorganization and 13,538 as a result of dividend reinvestment and during the year ended May 31, 2001 increased by 22,168 as a result of dividend reinvestment.

5. Reorganization Plan:

On November 19, 2001, the Fund acquired all of the net assets of Merrill Lynch High Income Municipal Bond Fund, Inc.


                                    16 & 17

                                             MuniAssets Fund, Inc., May 31, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 13,689,695 Common Stock shares of Merrill Lynch High Income Municipal Bond Fund, Inc. for 9,866,013 Common Stock shares of the Fund. Merrill Lynch High Income Municipal Bond Fund, Inc.'s net assets on that date of $125,685,331, including $15,049,801 of net unrealized depreciation and $8,924,776 of accumulated net realized capital losses, were combined with those of the Fund. The aggregate net assets of the Fund immediately after the acquisition amounted to $259,037,987.

6. Distributions to Shareholders:

On June 6, 2002, an ordinary income dividend of $.064408 was declared. The dividend was paid on June 27, 2002, to shareholders of record on June 17, 2002.

The tax character of distributions paid during the fiscal years ended May 31, 2002 and May 31, 2001 was as follows:

--------------------------------------------------------------------------------
                                                        5/31/2002     5/31/2001
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ................................   $11,774,839   $ 8,588,342
                                                       -----------   -----------
Total taxable distributions ........................   $11,774,839   $ 8,588,342
                                                       ===========   ===========
--------------------------------------------------------------------------------

As of May 31, 2002, the components of accumulated losses on a tax basis were as follows:

--------------------------------------------------------------------------------
Undistributed tax-exempt income--net .........................   $  2,475,159
Undistributed long-term capital gains--net ...................             --
                                                                 ------------
Total undistributed earnings--net ............................      2,475,159
Capital loss carryforward ....................................    (15,707,622)*
Unrealized losses--net .......................................    (31,087,871)**
                                                                 ------------
Total accumulated losses--net ................................   $(44,320,334)
                                                                 ============
--------------------------------------------------------------------------------

* On May 31, 2002, the Fund had a net capital loss carryforward of approximately $15,707,622, of which $1,047,086 expires in 2004; $2,052,069 expires in 2007; $6,860,553 expires in 2008; $3,487,083 expires in 2009 and $2,260,831 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to distributions applicable to 2002 for tax purposes, the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the deferral of post-October capital losses for tax purposes and premium accrued for bonds in default and cumulative interest adjustment on defaulted bonds.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
MuniAssets Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniAssets Fund, Inc. as of May 31, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at May 31, 2002 by correspondence with the custodian and broker; where replies were not received from the broker, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniAssets Fund, Inc. as of May 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
July 12, 2002


                                    18 & 19

                                             MuniAssets Fund, Inc., May 31, 2002

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The
Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

ABOUT INVERSE FLOATERS

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse securities, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.


                                    20 & 21

                                             MuniAssets Fund, Inc., May 31, 2002

OFFICERS AND DIRECTORS

                                                                                                         Number of
                                                                                                       Portfolios in      Other
                                                        Position(s)  Length                             Fund Complex  Directorships
                                                           Held      of Time  Principal Occupation(s)   Overseen by      Held by
Name                             Address & Age           with Fund   Served   During Past 5 Years         Director      Director
====================================================================================================================================
           Interested Director
====================================================================================================================================
Terry K. Glenn*          800 Scudders Mill Road         President    1999 to  Chairman, Americas         127 Funds        None
                         Plainsboro, NJ 08536           and          present  Region since 2001, and     184 Portfolios
                         Age: 61                        Director              Executive Vice
                                                                              President since 1983
                                                                              of Fund Asset
                                                                              Management, L.P.
                                                                              ("FAM") and Merrill
                                                                              Lynch Investment
                                                                              Managers, L.P.
                                                                              ("MLIM"); President of
                                                                              Merrill Lynch Mutual
                                                                              Funds since 1999;
                                                                              President of FAM
                                                                              Distributors, Inc.
                                                                              ("FAMD") since 1986
                                                                              and Director thereof
                                                                              since 1991; Executive
                                                                              Vice President and
                                                                              Director of Princeton
                                                                              Services, Inc.
                                                                              ("Princeton Services")
                                                                              since 1993; President
                                                                              of Princeton
                                                                              Administrators, L.P.
                                                                              since 1988; Director
                                                                              of Financial Data
                                                                              Services, Inc. since
                                                                              1985.
                         ===========================================================================================================
                         * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the
                           Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive
                           Vice President of FAM and MLIM; President of FAMD; Executive Vice President of Princeton Services; and
                           President of Princeton Administrators, L.P. The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President,
                           Mr. Glenn serves at the pleasure of the Board of Directors.
====================================================================================================================================
                                                                                                         Number of
                                                                                                       Portfolios in      Other
                                                        Position(s)  Length                             Fund Complex  Directorships
                                                           Held      of Time  Principal Occupation(s)   Overseen by      Held by
Name                             Address & Age           with Fund   Served*  During Past 5 Years         Director      Director
====================================================================================================================================
           Independent Directors
====================================================================================================================================
Joe Grills               P.O. Box 98                    Director     1994 to  Member of Committee on   43 Funds       Duke Man-
                         Rapidan, VA 22733                           present  Investment of Employee   71 Portfolios  agement
                         Age: 67                                              Benefit Assets of the                   Company;
                                                                              Association for                         Kimco
                                                                              Financial Professional                  Realty;
                                                                              since 1986.                             Montpelier
                                                                                                                      Foundation
====================================================================================================================================
Robert S. Salomon, Jr.   106 Dolphin Cove Quay          Director     1997 to  Principal of STI         43 Funds       Common-
                         Stamford, CT 06902                          present  Management since 1994.   71 Portfolios  Fund;
                         Age: 65                                                                                      Investment
                                                                                                                      Manage-
                                                                                                                      ment
                                                                                                                      Workshop
====================================================================================================================================
Melvin R. Seiden         780 Third Avenue, Suite 2502   Director     1981 to  Retired.                 43 Funds       Silbanc
                         New York, NY 10017                          present                           71 Portfolios  Properties,
                         Age: 71                                                                                      Ltd.
====================================================================================================================================
Stephen B. Swensrud      88 Broad Street, 2nd Floor     Director     1983 to  Chairman, Fernwood       43 Funds       Interna-
                         Boston, MA 02110                            present  Advisors since 1996.     71 Portfolios  tional
                         Age: 68                                                                                      Mobile
                                                                                                                      Communi-
                                                                                                                      cations, Inc.
                         ===========================================================================================================
                         * The Director's term is unlimited. Directors serve until their resignation, removal or death, or until
                           December 31 of the year in which they turn 72.
====================================================================================================================================
                                                        Position(s)  Length
                                                           Held      of Time
Name                             Address & Age           with Fund   Served*       Principal Occupation(s) During Past 5 Years
====================================================================================================================================
           Fund Officers
====================================================================================================================================
Donald C. Burke          P.O. Box 9011                  Vice         1993 to  First Vice President of FAM and MLIM since 1997 and
                         Princeton, NJ 08543-9011       President    present  Treasurer thereof since 1999; Senior Vice President
                         Age: 41                        and          and      and Treasurer of Princeton Services since 1999; Vice
                                                        Treasurer    1999 to  President of FAMD since 1999; Vice President of FAM present  and MLIM from 1990 to 1997; Director of Taxation of
                                                                              MLIM since 1990.
====================================================================================================================================
Kenneth A. Jacob         P.O. Box 9011                  Senior       1993 to  First Vice President of MLIM since 1997 and Vice
                         Princeton, NJ 08543-9011       Vice         present  President thereof from 1984 to 1997; Vice President of
                         Age: 50                        President             FAM since 1984.
====================================================================================================================================
John M. Loffredo         P.O. Box 9011                  Senior       2001 to  First Vice President of MLIM since 1997; Vice
                         Princeton, NJ 08543-9011       Vice         present  President of MLIM from 1991 to 1997.
                         Age: 38                        President
====================================================================================================================================
Theodore R. Jaeckel Jr.  P.O. Box 9011                  Vice         1997 to  Director (Municipal Tax-Exempt Fund Management) of
                         Princeton, NJ 08543-9011       President    present  MLIM since 1997; Vice President of MLIM from 1991 to
                         Age: 42                        and                   1997.
                                                        Portfolio
                                                        Manager
====================================================================================================================================
Stephen M. Benham        P.O. Box 9011                  Secretary    2002 to  Vice President (Legal Advisory) of FAM and certain of
                         Princeton, NJ 08543-9011                    present  its affiliates since 2000; Associate, Kirkpatrick &
                         Age: 43                                              Lockhart LLP from 1997 to 2000.
                         ===========================================================================================================
                         * Officers of the Fund serve at the pleasure of the Board of Directors.
====================================================================================================================================
                         Custodian                                   Transfer Agent                         NYSE Symbol
                         The Bank of New York                        The Bank of New York                   MUA
                         90 Washington Street                        101 Barclay Street, 22W
                         New York, NY 10286                          New York, NY 10286


                                     22 & 23

[LOGO] Merrill Lynch  Investment Managers
                                                               [GRAPHIC OMITTED]

MuniAssets Fund, Inc. seeks to provide shareholders with current income exempt from Federal income taxes by investing primarily in a portfolio of medium-to-lower grade or unrated municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniAssets Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

MuniAssets Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

--------------------------------------------------------------------------------
[RECYCLE LOGO] Printed on post-consumer recycled paper              #16716--5/02